UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
        Date of Report (Date of earliest event reported): July 22, 2004

                              Sono-Tek Corporation
                              --------------------
             (Exact name of registrant as specified in its charter)

                         Commission File Number: 0-16035

                  New York                                    14-1568099
                  --------                                    ----------
         (State of Incorporation)                      (I.R.S. Employer ID No.)

         2012 Route 9W, Milton, New York                         12547
         -------------------------------                         -----
         (Address of Principal Executive Offices)              (Zip Code)

         Registrant's telephone number, including area code (845) 795-2020

Item 5. Other Events

The Company issued a press release on July 22, 2004 which described its newly introduced WideTrack system and orders that had been received for it. Such release is attached as Exhibit 99.1.

                                   Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SONO-TEK CORPORATION

By: /s/ Christopher L. Coccio
    -------------------------
    Christopher L. Coccio
    Chief Executive Officer

July 22, 2004